UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 25, 2021

(Date of earliest event reported)

Glu Mobile Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33368	91-2143667
(Commission File Number)	(IRS Employer Identification No.)

875 Howard Street, Suite 100
San Francisco, California	94103
(Address of Principal Executive Offices)	(Zip Code)

(415) 800-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GLUU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Regulatory Approval Required for the Merger

As previously announced, on February 8, 2021, Glu Mobile Inc., a Delaware corporation (the “Company” or "Glu"), Electronic Arts Inc., a Delaware corporation (“Parent”), and Giants Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) entered into an Agreement and Plan of Merger (“Merger Agreement”). Pursuant to the terms of, and subject to the conditions specified in, the Merger Agreement, Merger Sub will merge with and into the Company, and the Company will become a wholly owned subsidiary of Parent (the “Merger”). The consummation of the Merger is conditioned upon, among other things, the expiration or termination of any applicable waiting period (or extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and clearance of the Merger having been granted by the Austrian Federal Competition Authority (the “AFCA”).

On March 25, 2021, the applicable waiting period under the HSR Act expired.

On March 26, 2021, Glu received clearance from the AFCA with respect to the Merger.

The closing of the Merger is subject to approval by Glu’s stockholders and the satisfaction of certain other closing conditions set forth in the Merger Agreement.

The foregoing information should be read in conjunction with the definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2021 with respect to the special meeting of Glu’s stockholders scheduled to be held on April 26, 2021.

Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. In some cases, you can identify these forward-looking statements by the use of terms such as “expect,” “will,” “continue,” or similar expressions, and variations or negatives of these words, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to: any statements regarding the expected timing of the completion of the Merger; the ability of Parent and the Company to complete the proposed Merger considering the various conditions to the Merger; any other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. A number of important factors and uncertainties could cause actual results or events to differ materially from those described in these forward-looking statements, including without limitation: the impact of the announcement of the Merger on the Company’s and Parent’s respective businesses and operating results, including the effect of the announcement of the Merger on the ability of the Company or Parent to retain and hire key personnel and maintain relationships with players, partners and others with whom the Company or Parent do business; the failure to satisfy any of the conditions to the consummation of the proposed Merger, including the adoption of the Merger Agreement by the Company’s stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that have been and may be instituted against the Company related to the Merger Agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed Merger; the occurrence of a company material adverse effect, as defined in the Merger Agreement, filed as Annex A to the definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2021; and other risks that are described in the reports of the Company filed with the Securities and Exchange Commission (the “SEC”), including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2020, and that are otherwise described or updated from time to time in other filings with the SEC. The Company assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Parent. In connection with the proposed Merger, the Company has filed a definitive proxy statement on March 25, 2021 with the SEC regarding the proposed transaction. Each of Parent and the Company may also file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the definitive proxy statement and other documents containing important information about Parent, the Company and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Parent will be available free of charge on Parent’s website at ir.ea.com or by contacting Parent’s Investor Relations department at ir@ea.com. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.glu.com or by contacting the Company’s Investor Relations department at ir@glu.com.

Certain Information Regarding Participants in the Solicitation

The Company, Parent and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. You can find information about the directors and executive officers of Parent, including a description of their direct or indirect interests (by security holdings or otherwise) in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on June 19, 2020, Parent’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2020, which was filed with the SEC on February 8, 2021, and Parent’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020, which was filed with the SEC on May 20, 2020, and on its website at ir.ea.com. You can find information about the directors and executive officers of the Company, including a description of their direct or indirect interests (by security holdings or otherwise), in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 28, 2020, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 26, 2021, and on its website www.glu.com. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests (by security holdings or otherwise), are contained in the definitive proxy statement and will be contained in other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the definitive proxy statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from Parent or the Company using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date: March 29, 2021	By:	/s/ Scott J. Leichtner
	Name:	Scott J. Leichtner
	Title:	Vice President and General Counsel